UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 To

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

APPLE REIT EIGHT, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-53175	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Eight, Inc. hereby amends Item 9.01(d) of its current report on Form 8-K dated May 12, 2011 and filed on May 16, 2011 for the purpose of correcting the exhibit that was filed with the original Form 8-K. The exhibit filed on May 16, 2011 inadvertently included a change to the Unit Redemption Program’s redemption price for Units. Included in this filing, as Exhibit 99.1, is the entire corrected exhibit which amends and replaces the previously file exhibit.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Apple REIT Eight, Inc. Revised Unit Redemption Program.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight,
Chief Executive Officer

May 26, 2011